SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 7, 2000 (December 30,
1999)



                              CLEARWORKS.NET, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                000-26547              76-0576542
 (State or other jurisdiction   (Commission File         (IRS Employer
       of incorporation)             Number)           Identification No.)


                  2450 FONDREN, SUITE 200, HOUSTON, TEXAS 77063
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 334-2595

      ClearWorks.net, a Delaware corporation (the "Company") hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K filed on January 7, 2000 and Form 8-K/A-1 filed on March 16, 2000.

Item 7.     Financial Statements and Exhibits

(b)   Pro Forma Financial Information


          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

The following unaudited pro forma condensed combined statement of operations gives effect to the acquisition by ClearWorks of all the outstanding capital stock of United Computing Group, Inc. and United Consulting Group, Inc. (collectively, "UCG") as if it occurred as of January 1, 1999.

The UCG acquisition was accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statement of operations is based on the historical financial statements of ClearWorks and UCG and the estimates and assumptions in the notes to the unaudited pro forma condensed combined statement of operations. No pro forma balance sheet at December 31, 1999 has been provided as the UCG acquisition is included in ClearWorks' historical balance sheet at December 31, 1999.

The unaudited pro forma condensed combined statement of operations should be read in conjunction with the historical financial statements of ClearWorks and UCG and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ClearWorks. The unaudited pro forma condensed combined statement of operations does not purport to represent what ClearWorks' results of operations would actually have been if the UCG acquisition had been consummated on the indicated date, nor is it necessarily indicative of ClearWorks' results of operations for any future period. The results of operations for the year ended December 31, 1999, are not necessarily indicative of the results to be expected for the entire year or any other interim period.

                              ClearWorks.net, Inc.
              Pro Forma Condensed Combined Statement of Operations
                      For the Year ended December 31, 1999
                                  (Unaudited)

                                                       HISTORICAL                      PRO FORMA
                                              ----------------------------    ---------------------------
                                               CLEARWORKS         UCG          ADJUSTMENTS     COMBINED
                                              ------------    ------------    ------------   ------------
Revenues ..................................   $  3,032,000    $ 10,000,000    $       --     $ 13,032,000

Cost of goods sold ........................      2,797,000       8,862,000            --       11,659,000
Selling, general & administrative expenses       3,780,000       1,215,000            --        4,995,000
Depreciation and amortization .............        205,000          22,000         988,400 a    1,215,400
                                              ------------    ------------    ------------   ------------
  Loss from operations ....................     (3,750,000)        (99,000)       (988,400)    (4,837,400)

Interest and other income, net ............         63,000            --              --           63,000
Interest and other expense, net ...........        (81,000)        (37,000)         24,000 b      (94,000)
                                              ------------    ------------    ------------   ------------
  Loss before taxes .......................     (3,768,000)       (136,000)       (964,400)    (4,868,400)

Income taxes ..............................           --           137,000        (137,000)c        --
                                              ------------    ------------    ------------   ------------
  Net loss ................................     (3,768,000)       (273,000)       (827,400)    (4,868,400)
                                              ============    ============    ============   ============
Loss per common share - Basic .............   $      (0.21)                                  $      (0.25)
Loss per common share - Diluted ...........   $      (0.21)                                  $      (0.25)

Weighted average common shares outstanding:
  Basic ...................................     17,673,000                       2,000,000 d   19,673,000
  Diluted .................................     17,673,000                       2,000,000 d   19,673,000

See accompanying notes to unaudited pro forma condensed combined statement of operations.


     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Adjustments have been made to the unaudited pro forma condensed combined statement of operations to reflect the following:

(a) To record the amortization of goodwill over an estimated useful life of 5 years.
(b)   To eliminate interest expense on notes payable not assumed by ClearWorks.
(c) To reduce income tax expense to reflect the usage of ClearWorks' net operating losses.
(d) The following information reconciles the number of shares used to compute historical and pro forma loss per common share:

                                                                                     FOR THE YEAR ENDED
                                                                                     DECEMBER 31, 1999
                                                                                   -----------------------
                                                                                     BASIC       DILUTED
                                                                                   ----------   ----------
ClearWorks historical ..........................................................   17,673,000   17,673,000
Common shares issued in UCG acquisition on pro forma basis as of January 1, 1999    2,000,000    2,000,000
                                                                                   ----------   ----------
                                                                                   19,673,000   19,673,000
                                                                                   ==========   ==========

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 7, 2000                       CLEARWORKS.NET, INC.



                                    By:  /s/ MICHAEL T. MCCLERE
                                             Michael T. McClere,
                                             Chief Executive Officer